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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2003

                       Commission file number 33-55254-18

                            COMPOSITE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                     Nevada                             87-0434297
          (State or other jurisdiction of            (I.R.S. Employer
           incorporation or organization)         Identification number)

             5333 S. Arville St. #206
              Las Vegas, Nevada 89118                 702-579-4888

           (Name, address, including zip code, and telephone numbers, including area code, of agent of service)

                                   Copies To:
                          33 S. Arville St. Suite 206
                              Las Vegas, NV 89118
                                 (702) 579-4888

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Item 2. Acquisition or Disposition of Assets.

On February 27, 2003, SUPERMART, INc. d/b/a Mooney Oil, Co. ("Supermart") has exercised its right to withdraw from its Amended Agreement of Acquisition (the "Agreement") with Composite Holdings. Pursuant to the Agreement, Supermart, and Bradley G. Mooney have returned shares of Composite Stock to Composite, and Composite has returned to Mooney shares of Supermart.


Item 5. Other Events.

Composite announced that its offices would remain located at 5333 South Arville Street, # 206, Las Vegas, Nevada 89118 and would not move to Lansing, Michigan as previously announced.


Item 6. Resignation of Registrant's Directors.

Chairman of the Board, President and CEO, Bradley G. Mooney has resigned as President, Chairman and CEO of Composite Holdings, Inc. New officers and directors have not yet been named and elected.


Item 7. Financial Statements, Proforma Financial Information and Exhibits.

a) Exhibits

   Exhibit No.  Description
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   17.1         Letter Regarding Director Resignation.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE HOLDINGS, INC.

By: /s/
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March 07, 2003